EXHIBIT 99.1

February 8, 2007

Stephen I. Chazen
Senior Executive Vice President
and
Chief Financial Officer

Credit Suisse
2007 Energy Summit

Full-Year 2006 Results

FY2006

FY2005

Core Income ($ mm)*

$4,349

$3,732

Core EPS (diluted)

$5.05

$4.56

ROE

24%

41%

ROCE*

21%

33%

Oil and Gas Earnings ($ mm)

$7,239

$5,968

Oil and Gas production (mboe/d)

601

526

+ 53 mboe/day from Vintage

+ 15 mboe/day from Libya

WTI Oil Price ($/bbl)

$66.23

$56.56

Oxy’s Worldwide Realized Oil price

$56.57

$49.18

Exploration Expenses ($ mm)

$295

$314

Capital Spending ($ mm)

$3,005

$2,324

*See Appendix for GAAP reconciliation

2006 Cash Flow

($ in millions)

$8,700

Beginning

Cash

$2,400

Cash

Flow From

Operations

$6,300

Available

Cash

$1,250

Asset Sale

Proceeds

$3,000

Capex

$2,500

Acquisitions

$895

Debt

Reduction

$645

Dividends

$1,500

Share

Repurchase

$190

Other

$1,600

Ending Cash

Balance

12/31/06

Corporate Strategy

Focus on core areas - production growth of 5 - 8% CAGR

US - California & Permian Basin

Middle East-North Africa

Latin America

Maintain strong balance sheet

Maintain “A” credit rating

Maintain investment discipline

Create value

Capture EOR projects with large volumes of oil in place

Acquire assets with upside potential

Maintain top quartile financial returns

Maximize free cash flow from chemicals

Continue to increase the dividend regularly

Worldwide Oil & Gas Operations

Long Beach

Permian Basin

Horn Mountain

Hugoton

Elk Hills

Colombia

Libya

Pakistan

Oman

U.A.E.

Yemen

Qatar

.

.

Argentina

Bolivia

Competitive Advantages

Economies of scale

Infrastructure

Operating experience

Large technical data base

Strong regional relations

2006 Reserves Replacement

Production Replacement Rate of 245 Percent

Proved Reserve Additions from All Sources of 518 mm boe,
Compared to Production of 211 mm boe

Total Oil and Gas Costs Incurred of $7.49 Billion*

2006 Year-End Consolidated Reserves Increased 12
Percent from Prior Year to 2.87 Billion boe

2006 Year-End Reserves-to-Production Ratio of 13.6 Years

Increased Proved Developed Reserves to 78 percent of
Total Proved Reserves from 74 percent at Year End 2005

* Excluded in the 2006 acquisitions cost is a related step-up for deferred income taxes of $1.34 billion for the purchase of Vintage Petroleum Inc.
There was no goodwill recorded for this acquisition.

Reserves Replacement

Million BOE

Organic

Growth

Acquisitions

Total

Organic

(% Total)

Worldwide

Production

(million boe)

2006

192

326

518

37

211

2005

233

139

372

63

183

2004

211

40

251

84

181

2003

233

107

340

69

181

2002

168

66

234

72

175

3-Year Average

212

168

380

56

192

5-Year Average

207

136

343

60

186

Things To Watch For In 2007

Continued Production Growth In Argentina

Start-Up of the Dolphin Project Around Mid-Year

Continued Ramp-Up in Drilling Activity at the Mukhaizna
Project in Oman

Drilling of 14 to 16 Exploratory Wells in Libya

Expect to Announce Success in Winning at Least Two High
Potential Projects in the Middle East/North Africa This Year

Argentina – Growth

2006 production – 36 mboe/day

Inventory of 700 drilling locations

2006:  135 wells

2007:  190 wells

Identified waterflood opportunities

Additional technology driven
opportunities

Consolidation opportunities

Increase production to 70 mboed
by 2011

San Jorge

Basin

Cuyo

Basin

UAE / Qatar – Dolphin Project

Oxy’s interest is 24.5%

Project status

Export pipeline complete

Platforms, wells &
receiving facilities on or
ahead of schedule

Project start-up expected
around mid-2007

Ramp up production toward
2 bcf/day by year-end

Oman – Mukhaizna Project

Project Overview

Gross Capital – $3.8 Billion

1800+ wells

Central processing facility

Water treatment plant

Steam generation facilities

Pipelines

2007 Work Program

$400 – $450 MM (Net)

Drill approximately 120
wells

Steam injection continues

Libya Update

2006 Production of
23 mbbls/day

Expect to drill 14 to
16 exploration wells
in 2007

10 to 12 onshore
wells

4 offshore wells

Seismic completed –
Blocks 106, 124,
163, NC 150,
offshore

2006 Drilling Program

Current Seismic Activity

Completed Seismic Program

NC143

NC145

NC150

NC74

NC144

NC29

36

53

35

52

163

131

59

106

124

103

102

Oil & Gas Capital Program

($ in millions)

2006

2007

Growth Capital

650

1,000

Base Capital

2,150

2,100

Total Oil & Gas Capital

2,800

3,100

Worldwide Production Outlook

Thousand Barrels/Day

Assumes $50 WTI Price

498

2005

574

2006

610

590

2007E

660

620

2008E

696

636

2009E

730

646

2010E

Excludes production from the Vanyoganneft joint venture in Russia which was sold in January 2007.

Worldwide Production Outlook

Does not depend on exploration success

Does not include future acquisitions

Does not include new EOR/development projects

Does not include swap/sale of mature non-
operated properties

Range reflects timing differences

Oil Price Sensitivity

WTI Price

($/Barrel)

PSC

Production Impact

(Barrels/Day)

$40

+ 10,000

$60

- 8,000

Additional Growth Opportunities

(Thousand BOE/Day)

Production

Growth Rate

Base Production (2010)…….…

646 - 730

5.3%-8.0%

New EOR/development projects

     Middle East/North Africa ….

50 - 75

     Latin America……………....

20 - 30

Exploration …………………….

20 - 40

Domestic acquisitions ………..

35 - 50

Mature non-operated …………

(10 - 20)

Total ……………………………

761 - 905

8.9%-12.7%

Excludes production from the Vanyoganneft joint venture in Russia which was sold in January 2007.

Creating Shareholder Value

New projects must meet expectations for good
returns

Return Targets*

Domestic – 15+%

International – 20+%

Compare new projects & asset acquisitions with
share repurchases

Make decisions based on creating long-term
value for shareholders

*Assumes Moderate Product Prices

Creating Shareholder Value

Oxy’s Shareholder Equity versus Equity Market Value

Building a History of Generating Shareholder Value

($ in millions)

Change In

Equity Market Value

Change In

Shareholders Equity

Market Value per $ of Equity Retained

1 - Year

$10,386

$4,152

2.5

3 - Year

$23,166

$11,255

2.1

5 - Year

$32,589

$13,550

2.4

Gross Cash Flow Uses

Percentage of Total

2003

2004

2005

2006

Capital

43

43

42

44

Acquisitions

19

5

20

23

Share Repurchase

—

—

—

23

Debt Reduction & Cash

26

42

30

—

Dividends

  12

  10

   8

   10

100

100

100

100

Conclusion - Focus on Key Metrics

Focus on key performance metrics that drive top
quartile financial returns

Continue to improve quality of assets

Optimize profit/BOE

Keep controllable costs in check

Keep finding & development costs low

Grow reserves at a rate exceeding production

Maintain financial discipline

Maintain “A” credit rating

Optimize free cash flow/BOE

Achieve top quartile returns on equity & capital
employed

Generate top quartile total shareholder returns

Occidental Petroleum Corporation

Statements in this presentation that contain words such as "will," "expect" or "estimate,"
or otherwise relate to the future, are forward-looking and involve risks and uncertainties that could significantly affect expected results.  Factors that could cause results to differ materially include, but are not limited to: exploration risks such as drilling of unsuccessful wells, global commodity pricing fluctuations and supply/demand considerations for oil, gas and chemicals; higher than expected costs; political risks; changes in tax rates;
unrealized acquisition benefits or higher than expected integration costs; and not successfully completing (or any material delay in) any expansion, capital expenditure, acquisition or disposition.  You should not place undue reliance on these forward-looking statements which speak only as of the date of this presentation.  Unless legally required,
Occidental does not undertake any obligation to update any forward-looking statements as a result of new information, future events or otherwise.  Additionally, the SEC requires oil and natural gas companies, in their filings, to disclose non-financial statistical information about their consolidated entities separately from such information about their equity holdings and not to show combined totals.  Certain information in this presentation is shown on a combined basis; however, the information is disclosed separately in the
Appendix.  U.S investors are urged to consider carefully the disclosure in our Form 10-K, available through 1-888-699-7383 or at www.oxy.com.  You also can obtain a copy from the SEC by calling 1-800-SEC-0330.

Appendix

Occidental Petroleum Corporation
Return on Capital Employed (%)
($ Millions)

Reconciliation to Generally Accepted Accounting Principles (GAAP)	2005	2006
GAAP measure - earnings applicable to common shareholders	5,281	4,182
Interest expense	201	131
Tax effect of interest expense	(70)	(46)
Earnings before tax-effected interest expense	5,412	4,267
GAAP stockholders' equity	15,032	19,184
DEBT
GAAP debt
Debt, including current maturities	2,919	2,790
Non-GAAP debt
Capital lease obligation	25	25
Subsidiary preferred stock	75	75
Trust preferred securities	-	-
Total debt	3,019	2,890
Total capital employed	18,051	22,074
Return on Capital Employed (%)	33.3	21.3

Occidental Petroleum Corporation
Core Income
Reconciliation to Generally Accepted Accounting Principles (GAAP)

($ millions, except per-share amounts)	Twelve Months 2006	Diluted EPS	Twelve Months 2005	Diluted EPS
Total Reported Earnings	4,182	$4.86	5,281	$6.45
Oil and Gas
Segment earnings	7,239		5,968
Less:
Contract settlement	-		(26)
Hurricane insurance charge	-		(18)
Segment core earnings	7,239		6,012
Chemicals
Segment earnings	901		607
Less:
Write-off of plants	-		(159)
Hurricane insurance charge	-		(11)
Segment core earnings	901		777
Total Segment Core Earnings	8,140		6,789
Corporate
Corporate results - non segment *	(3,958)		(1,294)
Less:
Debt purchase expense	(31)		(42)
Gain on sale of Lyondell shares	90		140
Gain on sale of Premcor-Valero shares	-		726
State tax issue charge	-		(10)
Settlement of federal tax issue	-		619
Reversal of tax reserves	-		335
Deferred tax reversal - compensation program changes	(40)		-
Equity investment impairment	-		(15)
Equity investment hurricane insurance charge	-		(2)
Hurricane insurance charge	-		(10)
Litigation settlements	108		-
Tax effect of pre-tax adjustments	(41)		(219)
Discontinued operations, net of tax	(253)		238
Cumulative effect of accounting changes, net of tax	-		3
Corporate core results - non segment	(3,791)		(3,057)
Total Core Earnings	4,349	$5.05	3,732	$4.56

* Interest expense, income taxes, G&A expense and other, and non-core items.

Worldwide Production
Thousand Barrels of Oil Equilavent per Day
Reconciliation to Generally Accepted Accounting Principles (GAAP)

	Consolidated Subsidiaries			Other Interests			Worldwide
	OIL	GAS	BOE	OIL	GAS	BOE	OIL	GAS	BOE
PRODUCTION
2005	389	674	501	22	15	25	411	689	526
2006	456	735	578	19	22	23	475	757	601
Less - Russia
2005	-	-	-	25	15	28	25	15	28
2006	-	-	-	23	22	27	23	22	27
Continuing Operations
2005	389	674	501	(3)	-	(3)	386	674	498
2006	456	735	579	(4)	-	(4)	452	735	574